UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2020

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4200 Marathon Blvd., Suite 200 Austin, TX 78756
(Address of principal executive offices)

Registrant's telephone number, including area code: (512) 215-2630

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.              Entry into a Material Definitive Agreement.

On July 27, 2020, Lumos Pharma, Inc. (the “Company”), entered into a definitive agreement (the “PRV Transfer Agreement”)  to sell its Tropical Disease Priority Review Voucher (“PRV”) to Merck, Sharp & Dohme Corp. (“Merck”).  The Company’s wholly-owned subsidiary BioProtection Systems Corporation (“BPS”)  was awarded the voucher under a U.S. Food and Drug Administration (“FDA”) program intended to encourage the development of vaccines and treatments for tropical diseases.  BPS had sublicensed its Ebola vaccine to Merck under a License and Collaboration Agreement dated November 21, 2014.  BPS received the PRV when the Ebola vaccine, which Merck markets under the name ERBEVO,  was approved by the FDA on December 19, 2019.  Under the terms of the License and Collaboration Agreement, Merck is entitled to 40% of the gross proceeds of the sale of the PRV.  The Company and Merck valued the PRV at $100 million,  of which the Company will receive 60% or $60 million in gross proceeds.  The purchase price will be paid in two installments:  $34 million upon closing of the sale, and $26 million on January 11, 2021.

The PRV Transfer Agreement contains customary representations, warranties, covenants, and indemnification provisions subject to certain limitations. The transaction remains subject to customary closing conditions, including anti-trust review.

The foregoing summary of the material terms of the PRV Transfer Agreement does not purport to be complete and is qualified in its entirety by the full text of the PRV Transfer Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.

Item 2.01.              Completion of Acquisition or Disposition of Assets.

The disclosure regarding the PRV Transfer Agreement contained Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 7.01.              Regulation FD Disclosure.

On July 27, 2020 the Company issued a press release announcing the sale of the PRV. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 27, 2020, entitled "Lumos Pharma Announces Sale of Priority Review Voucher."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    July 27, 2020

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer